UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF THE REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 July 31, 2002

                          Commission File No. 0-18275

                                ITEX CORPORATION
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             (Exact name of registrant as specified in its charter)


                Nevada                                      93-0922994
      --------------------------                            -----------
    (State or other jurisdiction of              (I.R.S. Employer identification
     incorporation or organization)                             No.)


                                3400 Cottage Way
                          Sacramento, California 95825
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                                 (916) 679-1111
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                           (Issuer's telephone number)


Item 5.  Other events

On August 16, 2002, ITEX Corporation accepted the resignation of Gerry Harris from the Board of Directors effective July 31, 2002. Mr. Harris resigned for personal reasons.

Item 7.  Financial Statements and Exhibits

(c) Exhibits
    Exhibit No.           Description
    -------------         --------------
        99.1              Press Release dated August 16, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ITEX CORPORATION


August 16, 2002                     /S/ DANIELA C. CALVITTI
---------------                     ---------------------------
Date                                Daniela C. Calvitti, Chief Financial Officer
                                    (principal accounting and financial officer)

FOR IMMEDIATE RELEASE


  ITEX CORPORATION ANNOUNCES DEPARTURE OF GERRY HARRIS FROM BOARD OF DIRECTORS

Sacramento - CA - August 16, 2002 - ITEX Corporation (OTCBB:ITEX) a trading and business services company announced today that its Board of Directors had accepted the resignation of Gerry Harris.

Mr. Harris served on the Board of Directors from April 2001 to the present. Mr. Harris' resignation is due to personal reasons and commitments. Mr. Harris commented "I wish the Board of Directors continued success in all their endeavors."

Jeffrey L. Elder, Chairman of the Board of ITEX Corporation stated "We appreciate the significant contributions that Mr. Harris made during the Company's restructuring over the past year." Mr. Elder added, "We will be actively seeking a replacement for Gerry on the Board, from outside the company."

About ITEX:

Founded in 1982. ITEX Corporation (http://www.itex.com) is a trading business services company with domestic and international operations. ITEX has established itself as the leader among the roughly 450 trade exchanges in the U.S. by facilitating barter transactions between member businesses of its Retail Trade Exchange. At the retail, corporate and international levels, modern barter business enjoys expanding sophistication, credibility, and acceptance. ITEX helps its member businesses improve sales and liquidity, reduce cash expenses, open new markets and utilize the full business capacity of their enterprises by providing an alternative channel of distribution through a network of four company offices and more than 90 licensees.

This press release contains certain forward-looking statements and comments within the safe harbor provisions established under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the operations of ITEX to be materially different from those expressed or implied in such statements. These factors include, but are not limited to the continuing development of successful marketing strategies for the company's concepts; the effect of international, national, and regional economic conditions; the ability of the company to satisfy its debt obligations; the availability of adequate working capital; competitive barter exchanges and; changes in legislation; demographic changes, the ability to attract and retain qualified personnel; changes in business strategy or development plans; business disruptions; changes in the demand for goods and services offered by members of its trade exchange. These risk factors and others are discussed in the periodic reports and filings of ITEX Corporation with the Securities and Exchange Commission, including but not limited to its Form 10-K's and Form 10-Qs. All statements other than statements of historical fact included in this press release, including without limitations, company's business strategy, plans and objectives, are forward-looking statements.